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                                                                   EXHIBIT 23.05


                       INDEPENDENT ACCOUNTANTS' CONSENT

          We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


  KPMG Peat Marwick LLP

  June 27, 1995